                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                             ----------------------------


                                     FORM 8-K/A

                         AMENDMENT NO. 1 TO CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): April 20, 1998




                            GREAT PLAINS SOFTWARE, INC.
                     ------------------------------------------
               (Exact name of registrant as specified in its charter)


          Minnesota                  000-22703              45-0374871
  -------------------------     --------------------    ------------------
(State or other jurisdiction  (Commission file number)  (I.R.S. Employer
     of incorporation)                                  Identification No.)



                 1701 S.W. 38th Street, Fargo, North Dakota  58103
                 -------------------------------------------------
                      (Address of principal executive offices)


Registrant's telephone number, including area code:         (701) 281-0550
                                                      -------------------------
                                   Not Applicable
                                  ----------------
           (Former name or former address, if changes since last report)

The undersigned registrant hereby amends its Current Report on Form 8-K dated May 5, 1998 (the "Report"), to include the financial statements and pro forma financial information required by Item 7(a) and 7(b), which were omitted from the Report as initially filed in accordance with Item 7(a)(4) of Form 8-K.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Report of Independent Auditors' dated April 15, 1998 (April 20, 1998 as to Note
7).

Audited Balance Sheets of ICONtrol, Inc. as of January 30, 1998 and January 31, 1997.

Audited Statements of Operations of ICONtrol, Inc. for the years ended January 30, 1998, January 31, 1997 and January 26, 1996.

Audited Statements of Cash Flows of ICONtrol, Inc. for the years ended January 30, 1998, January 31, 1997 and January 26, 1996.

Notes to Financial Statements of ICONtrol, Inc. for the years ended January 30, 1998, January 31, 1997 and January 26, 1996.

     (b)    PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Consolidated Condensed Balance Sheet as of February 28, 1998.

Unaudited Pro Forma Combined Consolidated Condensed Income Statement for the nine months ended February 28, 1998 and the year ended May 31, 1997.

Notes to Unaudited Pro Forma Combined Consolidated Condensed Financial
Statements.

     (c)    EXHIBITS


Exhibit No.    Description
-----------    -----------
     *2.1      Asset Purchase Agreement, dated April 20, 1998, by and among
               Great Plains Software, Inc., ICONtrol, Inc. and Holien, Inc.

     23.1      Consent of Deloitte & Touche LLP

     99.1      Independent Auditors' Report and Audited Financial Statements of
               ICONtrol, Inc. as of January 30, 1998 and January 31, 1997 and for each of the three years in the period ended January 30, 1998.

                                      -2-


     99.2      Unaudited Pro Forma Combined Consolidated Condensed Financial
               Statements of Great Plains Software, Inc. for the nine months ended February 28, 1998 and the year ended May 31, 1997 reflecting the acquisition of ICONtrol, Inc.


     * Incorporated by reference to the Registrant's Current Report on Form 8-K, dated May 5, 1998.

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
     *2.1      Asset Purchase Agreement, dated April 20, 1998, by and among
               Great Plains Software, Inc., ICONtrol, Inc. and Holien, Inc.

     23.1      Consent of Deloitte & Touche LLP

     99.1      Independent Auditors' Report and Audited Financial Statements of
               ICONtrol, Inc. as of January 30, 1998 and January 31, 1997 and for each of the three years in the period ended January 30, 1998.

     99.2      Unaudited Pro Forma Combined Consolidated Condensed Financial
               Statements of Great Plains Software, Inc. for the nine months ended February 28, 1998 and the year ended May 31, 1997 reflecting the acquisition of ICONtrol, Inc.


     * Incorporated by reference to the Registrant's Current Report on Form 8-K, dated May 5, 1998.